EXHIBIT 99 (b)

                     Ministry of Employment and Investment          Event Number
BRITISH
                         Energy and Minerals Division            Office Use Only
COLUMBIA

                               Mineral Tenure Act
                                   Section 52

                              BILL OF SALE ABSOLUTE


INDICATE TYPE OF TITLE:             MINERAL
                              ----------------------
MINING DIVISION:                   LILLOOET M.D.                 RECORDING STAMP
                              ----------------------

SELLER                                         PURCHASER

I, Edward F. Skoda                             THE BRALORNE MINING COMPANY
---------------------------------              --------------------------------
         (full name)                                     (Full Name)

101 - 1763 Nelson Street                       114 - 2274 Folkestone Way
---------------------------------              --------------------------------
     (Mailing Address)                                (Mailing Address)

Vancouver,        B.C.                         West Vancouver, British Columbia
---------------------------------              --------------------------------
(City)        (Province)                      (City)           (Province)

V6G 1M6              682-4841                  V7S 2X7                 688-3931
---------------------------------              --------------------------------
(Postal Code)      (Telephone)                 Postal Code)          (Telephone)

Client Number:       124862
                     -------


For the consideration of the sum of one dollar ($1.00)
Paid to me, do hereby sell the interest as specific below in the following mineral titles:

                                                               PERCENTAGE OF
CLAIM NAME OR LEASE TYPE           TENURE NUMBER               TITLE BEING SOLD
------------------------           -------------               ----------------

     GOLDEN                          361742                           100%
     ------                        ----------                         ----

                                        I declare that I have good title to these tenures and every right to sell the same, in witness whereof I have today signed my legal name.

         March 31, 1998
    -----------------------
             (Date)


         /s/ "PhilipYee"                              /s/  "E. F. Skoda"
    -----------------------                         -----------------------
     (Signature of Witness)                          *(Signature of Seller)

                                      o If a  corporation,  either the corporate
                                        seal or signature of a signing officer with a position in corporate stated.